Exhibit 99.2

LOTIS - 5 Topline Results Presentation JUNE 3, 2026

Forward - Looking Statements This presentation and any accompanying oral presentation have been prepared by ADC Therapeutics SA ("ADC Therapeutics“, “we” or “us”) for informational purposes only and not for any other purpose. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by th e presenter or ADC Therapeutics or any officer, director, employee, agent or advisor of ADC Therapeutics. This presentation does not purport to be all - inclusive or to contain all of the information you may desire. Information provided in this presentation and any accompanying oral presentation speak only as of the date hereof. This presentation contains forward - looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases you can identify forward - looking statements by terminology such as "may", "will", "should", "would", "expect", "intend", "plan", "anticipate", "believ e", "estimate", "predict", "potential", "seem", "seek", "future", "continue", or "appear" or the negative of these terms or similar expressions, although not all forward - looking statements contain these identi fying words. Forward - looking statements are subject to certain risks and uncertainties that can cause actual results to differ materially from those described. Factors that may cause such difference s i nclude, but are not limited to: the adequacy of the LOTIS - 5 clinical trial data to support full regulatory approval and our ability to maintain accelerated approval in the United States and foreign ju ris dictions for our product; the timing, content and outcome of meetings with and feedback or other communications provided by regulatory authorities including U.S. FDA; the timing, submission and accept anc e of an sBLA submission related to LOTIS - 5 and potential approval; the actual and perceived benefit - risk profile for ZYNLONTA as studied in the LOTIS - 5 trial; the assessment of the data from LOTI S - 5 study, including additional analyses of outcomes observed for safety, efficacy and within key geographic regions and across certain patient sub - populations; the path for full regulatory approval for ZYNLONTA in the United States and foreign jurisdictions; our ability to identify and execute value - maximizing options and the cost and impact of such options; our expected cash runway into at least 20 28; our ability to comply with the terms of our indebtedness; changes in our regulatory and commercial strategy; the Company's ability to sustain or grow ZYNLONTA® revenue in the United States and p ote ntial peak revenue; the ability of our partners to commercialize ZYNLONTA® in foreign markets, the timing and amount of future revenue and payments to us from such partnerships and their abi lit y to obtain regulatory approval for ZYNLONTA® in foreign jurisdictions; the timing, results and publication of the Company's clinical trials including LOTIS - 7; the timing, publication and results of investigator - initiated trials including those studying FL and MZL and the potential regulatory and/or compendia strategy and the future opportunity; the timing and outcome of regulatory submissions f or the Company's products or product candidates; actions by the FDA or foreign regulatory authorities; projected revenue and expenses; the Company's indebtedness, including HealthCare Royalty Mana gem ent and Blue Owl and Oaktree facilities, and the restrictions imposed on the Company's activities by such indebtedness, the ability to comply with the terms of the various agreements and rep ay such indebtedness and the significant cash required to service such indebtedness; and the Company's ability to obtain financial and other resources for its research, development, clinical, and com mercial activities; and the uncertainties of international trade policies, including tariffs, sanctions, trade barriers and most favored nation drug pricing and the potential impact they may have on o ur business, financial condition, and results of operations. Additional information concerning these and other factors that may cause actual results to differ materially from those anticipated in t he forward - looking statements is contained in the "Risk Factors" section of the Company's Annual Report on Form 10 - K and in the Company's other periodic and current reports and filings with the U.S. Secur ities and Exchange Commission. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance, achievements or prospects to be ma ter ially different from any future results, performance, achievements or prospects expressed in or implied by such forward - looking statements. The Company cautions investors not to place undue reliance on the forward - looking statements contained in this document. Forward - looking statements are based on our management’s beliefs and assumptions and on information currently available to our m anagement. No assurance can be given that such future results will be achieved. Such forward - looking statements contained in this presentation speak only as of the date of this presentation. The Company expressly disclaim any obligation or undertaking to update these forward - looking statements contained in this presentation to reflect any change in our expectations or any change in event s, conditions, or circumstances on which such statements are based unless required to do so by applicable law. No representations or warranties (expressed or implied) are made about the accura cy of any such forward - looking statements. Certain information contained in this presentation relates to or is based on studies, publications, surveys, and other data d eri ved from third - party sources and our own internal estimates and research. While we believe these third - party sources to be reliable as of the date of this presentation, we have not independently verifie d, and we make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third - party sources. In addition, all of the market data included in this present ation involve a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, although we believe our own internal research is re liable, such research has not been verified by any independent source. LOTIS - 5 Topline Results 2

LOTIS - 5 Topline Results 3 Agenda Introduction Ameet Mallik Chief Executive Officer 01 Clinical Highlights Mohamed Zaki Chief Medical Officer 02 03 Q&A 04 Next Steps Ameet Mallik Chief Executive Officer

ZYNLONTA® is an approved, highly-potent, single-agent anti-CD19 ADC in r/r DLBCL


ZYNLONTA
ANTI-CD19 ADC
Malignant B Cell
Protease-cleavable valine-alanine linker
PBD dimer-cytotoxic alkylating agent
CD19 directed mAb
Binding to CD19 on cell-surface
CD19 protein
DNA damage induced apoptosis
Binding of cytotoxic PBD payload to DNA
DNA
Endocytosis of ADC-antigen complex
PBD payload
Release of PBD payload
Lysosomal degradation

- Rapid, deep, durable efficacy in 3L+ DLBCL
- Manageable safety profile
- Accessible across care settings
- ~5K patients treated since 2021 FDA approval

ZYNLONTA (loncastuximab tesirine) is a CD19-directed ADC indicated as monotherapy for the treatment of adult patients with relapsed or refractory large B-cell lymphoma after two or more lines of systemic therapy; currently FDA approved under accelerated approval
Please visit ZYNLONTA.com for complete prescribing information including indication, warnings and precautions.
ADC = antibody drug conjugate; PBD = Pyrrolobenzodiazepine; DNA = deoxyribonucleic acid; FDA = Food and Drug Administration; r/r = relapsed / refractory; DLBCL = diffuse large b-cell lymphoma

LOTIS-5 Topline Results | 4

Advancing ZYNLONTA Development Into 2L+ B-Cell Lymphomas

2L+ DLBCL

- 2L+ treatment choice is based largely on achieving a rapid and durable complete response, within the accessible treatment options for each individual patient
- ZYNLONTA is being studied in combination with two different approved agents

Ph 3 LOTIS-5
ZYNLONTA + rituximab

Ph 1b LOTIS-7
ZYNLONTA + glofitamab

2L+ Indolent Lymphomas

- 2L+ treatment choice is driven by tolerability and QoL as well as rate and durability of overall response for both MZL and FL
- ZYNLONTA is being studied in combination and as monotherapy r/r MZL and FL, respectively

Ph 2 MZL IIT
ZYNLONTA

Ph 2 FL IIT
ZYNLONTA + rituximab

Data Readout	Ph 3 LOTIS-5	Ph 1b LOTIS-7	Ph 2 MZL IIT	Ph 2 FL IIT
	☑	Q4 26	Q4 26	Q2 27

DLBCL = diffuse large b-cell lymphoma; FL = follicular lymphoma; MZL = marginal zone lymphoma, IIT = Investigator initiated trial

LOTIS-5 Topline Results | 5

ZYNLONTA has the Potential to Play a Role in Two Distinct r/r DLBCL Segments Through a Complementary Approach

Current r/r DLBCL U.S. Market+



2L
~12k patients
Complex Therapies
Broadly Accessible Therapies
5%
10%
20%
20%
10%
5%
30%
3L+
~6k patients
Complex Therapies
Broadly Accessible Therapies
5%
10%
5%
20%
10%
5%
10%
35%
~10% ZYNLONTA
Pola+BR
Tafa+Len
R-Chemo
other
Bispecifics
CAR-T
SCT

2L+ DLBCL market, comprised of two key segments, projected to be ~$3Bn in U.S. by 2030*

- **Broadly accessible** outpatient therapies which can be administered across care settings
- **Complex** therapies with unique patient management and infrastructure requirements

LOTIS-5

ZYNLONTA + rituximab

LOTIS-7

ZYNLONTA + glofitamab

+Based on internal market research conducted July to August 2024 (n=160 US Hem/Oncs), glofitamab ODAC briefing book dated May 20, 2025, and Komodo claims data January-June 2025; *2026 Clarivate Non-Hodgkin's Lymphoma and Chronic Lymphocytic Leukemia Disease Landscape and Forecast
r/r = relapsed refractory; DLBCL = diffuse large b-cell lymphoma; SCT = stem cell transplant

LOTIS-5 Topline Results | 6

LOTIS-5: Phase 3 Confirmatory Trial of ZYNLONTA in Combination with Rituximab in 2L+ DLBCL

Key Inclusion/Exclusion Criteria

- Adults with a pathologic diagnosis of **2L+ DLBCL** who are **not a candidate for SCT** based on investigator assessment

Clinical Trial Design

Randomized 1:1 (N=420)

210 patients per arm

Cycles 1 – 2

Loncastuximab 150 µg/kg + rituximab 375 mg/m² Q3W

Cycles 3 – (up to) 8

Loncastuximab 75 µg/kg + rituximab 375 mg/m² Q3W

R-GemOx: rituximab 375 mg/m² + gemcitabine 1000 mg/m² + oxaliplatin 100 mg/m² Q2W

Follow Up for PFS and OS for up to 4 years**

**after EOT until withdrawal of consent, loss to follow-up, or death—whichever occurs first

Endpoints

- **Primary endpoint:** PFS by independent central review;
- **Key secondary endpoint:** OS
- **Other secondary endpoints:** ORR/CRR, DOR, DoCR, safety, PK parameters, immunogenicity, and PROs

Lonca 150 µg/kg + rituximab 375 mg/m2 Q3W for 2 cycles, then
Lonca 75 µg/kg + rituximab 375 mg/m2 Q3W for up to 6 additional cycles

Part 1 safety run-in (N=20) previously published
DLBCL = diffuse large B-cell lymphoma; SCT = stem cell transplant; Q3W = every three weeks, Q2W = every two weeks; PFS = progression free survival; OS = overall survival; ORR = overall response rate; CRR = complete response rate; DOR = duration of response; DoCR = duration of complete response; PK = pharmacokinetic; PRO = patient reported outcomes; EOT = end of treatment
Data cut off: February 16, 2026.

LOTIS-5 Topline Results | 7

LOTIS - 5 Topline Results 8 Patient population enrolled generally balanced between arms Baseline Patient Characteristics Percentages may not add due to rounding. Lonca - R = loncastuximab tesirine - lpyl with rituximab; R - GemOx = rituximab + gemcitabine + oxaliplatin; ECOG = Eastern Cooperative Oncology Group; ROW = rest of world; DLBCL = diffuse large B - cell lymphoma; NOS = not otherwise specified; HGBCL = high grade B - cell lymphoma; DH = double hi t; TH = triple hit; GCB = germinal center B - cell; ABC = Activated B - cell Like; IPI = international prognostic index ITT Population (N=420); Data cut off: February 16, 2026. R - GemOx N=210 (%) Lonca - R N=210 (%) Characteristic DLBCL Subtype 98 (46.7%) 107 (51.0%) 5 (2.4%) 98 (46.7%) 94 (44.8%) 18 (8.6%) GCB Non - GCB (including ABC) Unknown 12 (5.7%) 15 (7.1%) Double/Triple hit 137 (65.2%) 132 (62.9%) IPI Score 3 - 5 28 (13.3%) 29 (13.8%) Bulky Disease (≥10 cm) Number of prior lines of therapy 133 (63.3%) 77 (36.7%) 133 (63.3%) 77 (36.7%) 1 ≥2 1 (1,6) 1 (0,5) Median (range) 12 (5.7%) 3 (1.4%) Prior Stem Cell Transplant 5 (2.4%) 5 (2.4%) Prior CAR - T Therapy 128 (61.0%) 131 (62.4%) Refractory to primary therapy * 88 (41.9%) 88 (41.9%) Refractory to last prior therapy ** R - GemOx N=210 (%) Lonca - R N=210 (%) Characteristic 72 [27,91] 79 (37.6%) 73 [34,91] 87 (41.4%) Median age yr [range] ≥75 years 113 (53.8%) 99 (47.1%) Male ECOG Perf Status 73 (34.8%) 93 (44.3%) 43 (20.5%) 1 (0.5%) 63 (30.0%) 121 (57.6%) 26 (12.4%) 0 0 1 2 ≥3 Regional Enrollment 71 (33.8%) 45 (21.4%) 17 (8.1%) 77 (36.7%) 91 (43.3%) 46 (21.9%) 13 (6.2%) 60 (28.6%) Europe, n (%) Asia, n (%) North America, n (%) ROW, n (%) Large B - Cell Lymphoma Histology 191 (91.0%) 10 (4.8%) 9 (4.3%) 183 (87.1%) 15 (7.1%) 12 (5.7%) DLBCL NOS HGBCL with DH/TH HGBCL NOS * Failed to respond, or disease recurred within 6 months after first line treatment ended ** Failed to respond, or disease recurrence following the most recent line of treatment ended

LOTIS-5: Efficacy

Summary of key results

- Study met primary PFS endpoint with statistical significance (HR=0.73, two-sided p-value 0.008)
- No detrimental effect on key secondary efficacy endpoint of OS (HR=0.96, impacted by earlier use and higher rate of NALT in control arm)
- Higher CR rate in ZYNLONTA plus rituximab arm (~40% vs. ~27%)
- Longer duration of CRs with higher proportion maintained at 24-months (~49% vs. ~17%) in ZYNLONTA plus rituximab arm
- Results in North America region consistent with overall study results

PFS = progression free survival; HR = hazard ratio; OS = overall survival; NALT = new anti-lymphoma therapy; CR = complete response;
Data cut off: February 16, 2026.

LOTIS-5 Topline Results | 9

Progression Free Survival by IRC

Met primary endpoint of PFS with statistical significance



Probability
Median PFS, months (95% CI):
Lonca-R: 6.14 (4.99, 8.11)
R-GemOx: 4.73 (2.83, 5.55)
Hazard Ratio (95% CI): 0.73 (0.57, 0.92)
Two-sided p-value: 0.0084
Lonca-R:
R-GemOx:
Censored:
Patients at risk:
LONCA-R
R-GEMOX
Time (months)

Event/Censored Description	# of Event/Censored Lonca-R N=210	R-GemOx N=210	Total 420
Total # of Events	**138 (65.7%)**	**141 (67.1%)**	**279 (66.4%)**
Disease Progression	93	118	
Death	45	23	
Total Censored	**72 (34.3%)**	**69 (32.9%)**	**141 (33.6%)**
Ongoing	36 (17.1%)	16 (7.6%)	52 (12.4%)
Censored due to other reasons*	36 (17.1%)	53 (25.2%)	89 (21.2%)

Event-free rate (95% CI)	Lonca-R, %	R-GemOx, %
6M	50.4 (43.0, 57.3)	38.9 (31.4, 46.3)
12M	29.6 (22.9, 36.5)	23.7 (17.2, 30.8)
18M	**25.1 (18.7, 32.0)**	**14.7 (9.2, 21.5)**
24M	**23.2 (16.9, 30.1)**	**9.5 (4.8, 16.2)**

*Other reasons include starting NALT without confirmed PD, no postbaseline assessment, or consent withdrawal.
IRC = Independent Review Committee, PFS = progression free survival; Lonca-R = loncastuximab tesirine-lpyl with rituximab; R-GemOx = rituximab + gemcitabine + oxaliplatin; PD = progressive disease; NALT = new anti-lymphoma therapy
ITT Population (N=420); Data cut off: February 16, 2026.

LOTIS-5 Topline Results | 10

Progression Free Survival by Investigator Assessment

Difference from IRC assessment reflects lower censoring in investigator reported data



Median PFS, months (95% CI):
Lonca-R: 5.49 (4.76, 7.89)
R-GemOx: 3.02 (2.63, 4.96)
Hazard Ratio (95% CI): 0.65 (0.51, 0.81)
Nominal p-value: 0.0002
Lonca-R:
R-GemOx:
Censored:
Probability
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
Patients at risk:
LONCA-R 210 198 143 132 117 108 88 83 78 66 58 51 48 44 42 40 38 33 31 27 24 24 22 19 17 14 12 12 12 11 9 7 6 5 5 4 4 3 3 3 2 1 0
R-GEMOX 210 180 108 85 79 70 53 49 42 38 34 31 26 26 25 23 20 15 13 12 12 12 11 5 3 3 3 1 1 1 1 1 1 1 1 1 1 1 0 0 0 0 0
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42
Time (months)

Event/Censored Description	# of Event/Censored LONCA-R N=210	R-GEMOX N=210	Total 420
Total # of Events	**148 (70.5%)**	**158 (75.2%)**	**306 (72.9%)**
Disease Progression	106	142	248
Death	42	16	58
Total Censored	**62 (29.5%)**	**52 (24.8%)**	**114 (27.1%)**
Ongoing	39 (18.6%)	18 (8.6%)	57 (13.6%)
Censored due to other reasons*	23 (11.0%)	34 (16.2%)	57 (13.6%)

Event-free rate (95% CI)	Lonca-R, %	R-GemOx, %
6M	47.1 (40.0, 53.9)	32.6 (25.8, 39.6)
12M	29.1 (22.8, 35.8)	17.5 (12.2, 23.7)
18M	**25.8 (19.6, 32.4)**	**13.3 (8.4, 19.3)**
24M	**24.0 (17.9, 30.7)**	**8.4 (4.1 14.7)**

*Other reasons include starting NALT without confirmed PD, no postbaseline assessment, or consent withdrawal.
IRC = Independent Review Committee, PFS = progression free survival; Lonca-R = loncastuximab tesirine-lpyl with rituximab; R-GemOx = rituximab + gemcitabine + oxaliplatin; PD = progressive disease; NALT = new anti-lymphoma therapy
ITT Population (N=420); Data cut off: February 16, 2026.

LOTIS-5 Topline Results | 11

Time to Treatment Failure

Lonca-R time to treatment failure (PD, death, NALT or discontinuation) longer than that of R-GemOx



Median, months:
Lonca-R: 5.19
R-GemOx: 2.76
Hazard Ratio (95% CI): 0.64 (0.518, 0.786)
Nominal p-value: <0.0001
Probability
1.0
0.8
0.6
0.4
0.2
0.0
Lonca-R:
R-GemOx:
Censored:
Patients at risk:
LONCA-R 210 78 38 19 9 3 0
R-GEMOX 210 43 21 6 1 1 0
0 250 500 750 1000 1250 1500
Time (days)

IRC = Independent Review Committee, PFS = progression free survival; Lonca-R = loncastuximab tesirine-lpyl with rituximab; R-GemOx = rituximab + gemcitabine + oxaliplatin; PD = progressive disease; NALT = new anti-lymphoma therapy
ITT Population (N=420); Data cut off: February 16, 2026.

LOTIS-5 Topline Results | 12

Overall Survival

Key secondary efficacy endpoint of OS showed no detrimental effect



Probability
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
Lonca-R:
R-GemOx:
Censored: ++
Patients at risk:
LONCA-R 210 208 195 184 170 158 146 138 132 125 114 105 99 86 79 76 71 70 69 66 56 53 48 43 36 33 28 28 26 24 22 20 18 13 11 7 6 5 5 4 4 4 3 1 0 0 0 0
R-GEMOX 210 197 184 170 155 142 129 122 115 105 101 95 92 83 75 68 64 56 53 45 44 42 37 34 32 28 26 23 23 22 20 18 15 14 14 14 13 11 10 9 8 8 4 3 3 3 2 0
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47
Time (months)

Median OS, months (95% CI):
Lonca-R: 12.19 (10.18, 15.05)
R-GemOx: 12.16 (9.07, 15.38)

Hazard Ratio (95% CI): 0.96 (0.75,1.23)
Two-sided p-value: 0.7387

Event/Censored Description	# of Event/Censored Lonca-R N=210	R-GemOx N=210	Total 420
Censored	79 (37.6%)	91 (43.3%)	170
Deaths	131 (62.4)	119 (56.7)	250
Total	210	210	420

OS sensitivity analysis using IPCW method with adjustment for impact of NALT showed meaningful difference between treatment arms (HR=0.82, 95% CI: 0.72-0.93)

Rate of NALT in test vs. control arm: 42.4% vs 57.6%; median time to NALT in test vs. control arm: 5.4 vs 3.7 months
IPCW = Inverse Probability of Censoring Weighting; OS = overall survival; Lonca-R, loncastuximab tesirine-lpyl with rituximab; R-GemOx = rituximab + gemcitabine + oxaliplatin; NALT = new anti-lymphoma therapy
ITT Population (N=420); Data cut off: February 16, 2026.

LOTIS-5 Topline Results | 13

Overall Response Rate by IRC

Improvement in ORR and CR demonstrated with ZYNLONTA plus rituximab vs. R-GemOx


ORR: 58.1%
(n=122)
PR: 18.6%
(n=39)
CR: 39.5%
(n=83)
ORR: 45.2%
(n=95)
PR: 18.6%
(n=39)
CR: 26.7%
(n=56)
Lonca-R
(N=210)
R-GemOx
(N=210)

Percentages may not add due to rounding.
In the Lonca-R vs .R-Gemox arm: Median time to best overall response: 44 days for both arms; Median time to complete response: 49 vs. 65 days.
CR = complete response; Lonca-R = loncastuximab tesirine-lpyl with rituximab; PR = partial response; R-GemOx = rituximab + gemcitabine + oxaliplatin.
ITT Population (N=420); Data cut off: February 16, 2026.

LOTIS-5 Topline Results | 14

Duration of Response/Complete Response by IRC

At 24 months, 48.5% of patients achieving CR remained in CR with ZYNLONTA plus rituximab vs.16.7% with R-GemOx

Duration of Response

Median DOR, months (95% CI)
Lonca-R: 9.20 (7.23, 12.78)
R-GemOx: 7.66 (5.68, 10.38)

Hazard Ratio (95% CI): 0.71 (0.50, 1.02)


Probability
Lonca-R:
R-GemOx:
Censored:
Time (months)

Duration of Complete Response

Median DoCR, months (95% CI)
Lonca-R: 16.82 (9.46, NE)
R-GemOx: 12.25 (7.66, 16.49)

Hazard Ratio (95% CI): 0.57 (0.35, 0.94)


Probability
Lonca-R:
R-GemOx:
Censored:
Time (months)

Lonca-R = loncastuximab tesirine-lpyl with rituximab; NE = not estimable; R-GemOx = rituximab + gemcitabine + oxaliplatin.
Responders only for duration of response (DOR) and complete responders only for duration of complete response (DOCR)
Data cut off: February 16, 2026.

LOTIS-5 Topline Results | 15

LOTIS - 5 Topline Results 16 Summary of key results LOTIS - 5: Safety SAE = serious adverse event; TEAE = treatment emergent adverse event Data cut off: February 16, 2026. Overall TEAE rates similar between arms Similar rates of overall Grade ≥3 TEAEs >5% were observed across both arms – Hematologic TEAEs were higher in the control arm – Infection, hepatoxicity and edema/effusion were higher in the test arm SAEs, TEAEs leading to study drug withdrawal and Grade 5 events were higher in the test arm – Majority of Grade 5 TEAEs in test arm occurred in patients aged 75 years or older Rates of TEAEs impacted by longer overall TEAE observation time in test vs control arm – Difference primarily driven by higher rate of and earlier switching to subsequent therapies in control arm

LOTIS - 5 Topline Results 17 Overall Summary of Treatment Emergent Adverse Events TEAE reporting window defined as 105 days after last dose of study treatment or start of NALT, whichever is earlier. Median TEA E follow - up time: 3.9 months on LONCA - R and 2.5 months on R - GEMOX TEAE = treatment emergent adverse events; Lonca - R = loncastuximab tesirine - lpyl with rituximab; R - GemOx = rituximab + gemcitabine + oxaliplatin; NALT = new anti - lymphoma therapy; Treated population (patients who received at least one dose of any study drug), N=401; Data cut off: February 16, 2026. R - GEMOX (N=197) n (%) LONCA - R (N=204) n (%) 192 (97.5%) 201 (98.5%) Patients with any TEAE 150 (76.1%) 151 (74.0%) Patients with any grade 3 or higher TEAE 178 (90.4%) 175 (85.8%) Patients with any TEAE related to any study drug 131 (66.5%) 132 (64.7%) Patients with any TEAE leading to any study drug dose delay or reduction 18 (9.1%) 52 (25.5%) Patients with any TEAE leading to any study drug withdrawal 68 (34.5%) 100 (49.0%) Patients with any serious TEAE 44 (22.3%) 61 (29.9%) Patients with any drug - related serious TEAE 9 (4.6%) 27 (13.2%) Patients with any Grade 5 TEAE 2 (1.0%) 6 (2.9%) Patients with any drug - related Grade 5 TEAE

R - GemOx (N=197), n (%) Lonca - R (N=204), n (%) Grouped Term / Preferred Term 150 (76.1%) 151 (74.0%) Patients with any grade 3 or higher TEAE 117 (59.4% ) 83 (40.7% ) Blood and lymphatic system disorders (SOC) 67 (34.0%) 52 (25.5%) Neutropenia 65 (33.0%) 25 (12.3%) Thrombocytopenia 32 (16.2%) 23 (11.3%) Anaemia 21 (10.7%) 20 (9.8%) Leukopenia 15 (7.6%) 20 (9.8%) Lymphopenia 31 (15.7% ) 50 (24.5% ) Infections and infestations (SOC) 11 (5.6%) 26 (12.7%) Pneumonia 16 (8.1% ) 35 (17.2% ) Hepatotoxicity (AESI) 9 (4.6%) 28 (13.7%) Gamma - glutamyltransferase increased 1 (0.5% ) 15 (7.4% ) Oedema / Effusion (AESI ) 0 11 (5.4% ) Pleural effusion LOTIS - 5 Topline Results 18 Grade 3 or Higher Treatment Emergent Adverse Events >5% Group Term is based on either SOC or AESI category TEAE reporting window defined as 105 days or upon switching therapy, TEAE = treatment emergent adverse events; SOC = system o rga n class; AESI = adverse event of special interest; Lonca - R = loncastuximab tesirine - lpyl with rituximab; R - GemOx = rituximab + gemcitabine + oxaliplatin; Treated population, N=401; Data cut off: February 16, 2026.

Time from First Dose to Key Safety Events*

Rates of TEAEs impacted by longer overall TEAE observation time in test vs control arm


Median, months:
Lonca-R: 2.10
R-GemOx: 0.92
Hazard Ratio (95% CI): 0.662 (0.528, 0.831)
Nominal p-value: 0.0003
Probability
1.0
0.8
0.6
0.4
0.2
0.0
Lonca-R:
R-GemOx:
Censored:
Patients at risk:
LONCA-R 204 67 27 1
R-GEMOX 197 38 11 0
0
100
200
300
Time (days)

Longer time from first dose to key safety events, reflecting more event-free time in favor of test arm

Longer overall TEAE observation time leading to more reported events in test arm

*Key safety events defined as any Grade ≥3 TEAE; serious TEAE, or TEAE leading to study drug withdrawal; If no TEAE occurred, censor at the last dose +105 days, or start of NALT or death due to other reasons than TEAE, whichever is earlier.

TEAE = treatment emergent adverse event; NALT = new anti-lymphoma therapy; Lonca-R = loncastuximab tesirine-lpyl with rituximab; R-GemOx = rituximab + gemcitabine + oxaliplatin

Treated population, N=401; Data cut off: February 16, 2026.

LOTIS-5 Topline Results | 19

Cause of Grade 5 Treatment Emergent Adverse Events

SOC Term/ Preferred Term	Lonca-R (N=27)	R-GemOx (N=9)
Infections and Infestations	**15**	**5**
Pneumonia	9	1
Sepsis	3	4
COVID-19	1	0
Other Infection[a]	2	0
Cardiac Disorders	**4**	**2**
Cardiac failure	2	1
Cardio-respiratory arrest	1	0
Myocardial infarction	1	1
General Disorders	**4**	**1**
General physical health deterioration[b]	2	0
Sudden Cardiac Arrest[c]	2	0
Unknown	0	1
Injury, Poisoning and Procedural Complications: Uterine Perforation	**1**	**0**
Nervous System Disorders	**1**	**1**
Cerebrovascular accident	1	0
Cerebral haemorrhage	0	1
Renal and Urinary Disorders: AKI	**1**	**0**
Respiratory, Thoracic and Mediastinal Disorders: Respiratory Failure	**1**	**0**

	LONCA-R N=27	R-GEMOX N=9
% of all treated patients ≥75 years of age	40.2%	36.7%
% of all Grade 5 TEAEs in patients ≥75 years of age	59% (16/27)	22% (2/9)
Median treatment exposure for Grade 5 TEAEs	4 cycles (1-7)	2 cycles (1-8)

Note: Median age for patients with Grade 5 TEAEs 76 vs. 74 in test vs. control arm

a: One patient with bacterial inguinal infection and one patient gastrointestinal infection; b: two patients with general deterioration due to disease progression; c: one patient died in sleep in setting of progressive disease and one patient had previous cardiac history and diabetes; TEAE reporting window defined as 105 days after the last dose of study treatment or start of NALT , whichever is earlier

SOC = system organ class; TEAE = treatment emergent adverse event; NALT = new anti-lymphoma therapy.

Treated population, N=401; Data cut off: February 16, 2026.

LOTIS-5 Topline Results | 20

Upcoming Potential Milestones

ZYNLONTA LOTIS-5

- Pre-sBLA meeting (Aug)
- sBLA filing (Q4 2026)
- Data presentation (Q4 26)
- Compendia inclusion (1H27)
- Confirmatory approval (2H 27)

ZYNLONTA LOTIS-7

- Data presentation (Q4 26)
- Compendia inclusion (1H 27)
- Assess regulatory strategy

Marginal Zone Lymphoma (MZL)

- Data presentation (Q4 26)
- Compendia inclusion (1H 27)
- Assess regulatory strategy

Follicular Lymphoma (FL)

- Data presentation (Q2 27)
- Compendia update (2H 27)
- Assess regulatory strategy

ADC
LOTIS-5 Topline Results | 21

Our sincere thanks … to the patients, caregivers, investigators and clinical trial sites for their participation in LOTIS - 5 and to the ADC Therapeutics team who contributed to this important trial.

Appendix

LOTIS - 5 Topline Results 24 Drug Exposure (Safety Population N=401) *Dose intensity is defined by total dose divided by treatment duration. Relative dose intensity is defined as actual dose int ens ity divided by planned dose intensity, reflecting the extent of dose reduction and dose delay during treatment. Treated population, N=401; Data cut off: February 16, 2026. R - GemOx (N=197) Lonca - R (N=204) Characteristic Number of Cycles 5 5 Median (1,8) (1,8) Range Duration of Treatment (Days) 77 107 Median (9, 233) (7, 492) Range 92% for rituximab 89% for gemcitabine 87% for oxaliplatin 96% for ZYNLONTA only Relative Dose Intensity*

LOTIS - 5 Topline Results 25 Forest Plot of Progression Free Survival by IRC Lonca - R = loncastuximab tesirine - lpyl with rituximab; R - GemOx = rituximab + gemcitabine + oxaliplatin. ITT population, N=420; IRC = independent review committee Data cut off: February 16, 2026. 25 In favor of Lonca - R In favor of R - GemOx

LOTIS - 5 Topline Results 26 Prespecified Analysis: Progression Free Survival by IRC by Age Lonca - R = loncastuximab tesirine - lpyl with rituximab; R - GemOx = rituximab + gemcitabine + oxaliplatin. Treated population, N=401; Data cut off: February 16, 2026 ≥ 75 years old ͏ ͏ ͐ ͐ ͑ ͑ ͒ ͒ ͓ ͓ ͔ ͔ ͕ ͕ ͖ ͖ ͗ ͗ ͘ ͘ ͐ ͏ ͐ ͏ ͐ ͐ ͐ ͐ ͐ ͑ ͐ ͑ ͐ ͒ ͐ ͒ ͐ ͓ ͐ ͓ ͐ ͔ ͐ ͔ ͐ ͕ ͐ ͕ ͐ ͖ ͐ ͖ ͐ ͗ ͐ ͗ ͐ ͘ ͐ ͘ ͑ ͏ ͑ ͏ ͑ ͐ ͑ ͐ ͑ ͑ ͑ ͑ ͑ ͒ ͑ ͒ ͑ ͓ ͑ ͓ ͑ ͔ ͑ ͔ ͑ ͕ ͑ ͕ ͑ ͖ ͑ ͖ ͑ ͗ ͑ ͗ ͑ ͘ ͑ ͘ ͒ ͏ ͒ ͏ ͒ ͐ ͒ ͐ ͒ ͑ ͒ ͑ ͒ ͒ ͒ ͒ ͒ ͓ ͒ ͓ ͒ ͔ ͒ ͔ ͒ ͕ ͒ ͕ ͒ ͖ ͒ ͖ ͒ ͗ ͒ ͗ ͒ ͘ ͒ ͘ ͓ ͏ ͓ ͏ ͓ ͐ ͓ ͐ ͓ ͑ ͓ ͑ “ Ė ı ôϙ ϼ ı ĺ Ĳ ť ē Ŝ Ͻ ͏ ϟ ͏ ͏ ϟ ͐ ͏ ϟ ͑ ͏ ϟ ͒ ͏ ϟ ͓ ͏ ϟ ͔ ͏ ϟ ͕ ͏ ϟ ͖ ͏ ϟ ͗ ͏ ϟ ͘ ͐ ϟ ͏ „ Ř ĺ æ Í æ Ė ī Ė ťƅ  ť ϙ Ř Ė Ŝ ħ ϙϡ [ ib   ϱ ‡ ͐ ͒ ͐ ͐ ͒ ͐ ͐ ͐ ͒ ͐ ͐ ͒ ͕ ͖ ͕ ͖ ͔ ͒ ͔ ͒ ͓ ͗ ͓ ͗ ͓ ͓ ͓ ͓ ͒ ͔ ͒ ͔ ͒ ͏ ͒ ͏ ͑ ͔ ͑ ͔ ͑ ͔ ͑ ͔ ͑ ͑ ͑ ͑ ͑ ͏ ͑ ͏ ͐ ͗ ͐ ͗ ͐ ͔ ͐ ͔ ͐ ͓ ͐ ͓ ͐ ͓ ͐ ͓ ͐ ͒ ͐ ͒ ͘ ͘ ͗ ͗ ͖ ͖ ͖ ͖ ͕ ͕ ͕ ͕ ͑ ͑ ͐ ͐ ͐ ͐ ͐ ͐ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ‡ ϱ @( a i³ ͐ ͑ ͒ ͐ ͑ ͒ ͐ ͐ ͑ ͐ ͐ ͑ ͗ ͓ ͗ ͓ ͗ ͐ ͗ ͐ ͖ ͒ ͖ ͒ ͕ ͕ ͕ ͕ ͔ ͕ ͔ ͕ ͔ ͔ ͔ ͔ ͔ ͑ ͔ ͑ ͓ ͑ ͓ ͑ ͒ ͘ ͒ ͘ ͒ ͓ ͒ ͓ ͒ ͒ ͒ ͒ ͑ ͘ ͑ ͘ ͑ ͖ ͑ ͖ ͑ ͔ ͑ ͔ ͑ ͔ ͑ ͔ ͑ ͑ ͑ ͑ ͑ ͏ ͑ ͏ ͐ ͖ ͐ ͖ ͐ ͕ ͐ ͕ ͐ ͕ ͐ ͕ ͐ ͔ ͐ ͔ ͐ ͒ ͐ ͒ ͐ ͐ ͐ ͐ ͗ ͗ ͖ ͖ ͖ ͖ ͖ ͖ ͕ ͕ ͔ ͔ ͓ ͓ ͓ ͓ ͓ ͓ ͓ ͓ ͒ ͒ ͒ ͒ ͒ ͒ ͒ ͒ ͒ ͒ ͑ ͑ ͐ ͐ ͏ ͏ Median PFS, months (95% CI): Lonca - R : 8.28 (5.13, 10.18) R - GemOx : 3.15 (2.53, 5.59) Hazard Ratio (95% CI) : 0.55 (0.41, 0.76) Lonca - R : R - GemOx : Censored : < 75 years old “ Ė ı ôϙ ϼ ı ĺ Ĳ ť ē Ŝ Ͻ ͏ ϟ ͏ ͏ ϟ ͐ ͏ ϟ ͑ ͏ ϟ ͒ ͏ ϟ ͓ ͏ ϟ ͔ ͏ ϟ ͕ ͏ ϟ ͖ ͏ ϟ ͗ ͏ ϟ ͘ ͐ ϟ ͏ „ Ř ĺ æ Í æ Ė ī Ė ťƅ  ť ϙ Ř Ė Ŝ ħ ϙϡ [ ib   ϱ ‡ ‡ ϱ @( a i³ ͗ ͖ ͗ ͖ ͖ ͔ ͖ ͔ ͔ ͕ ͔ ͕ ͔ ͏ ͔ ͏ ͓ ͓ ͓ ͓ ͒ ͘ ͒ ͘ ͒ ͐ ͒ ͐ ͑ ͕ ͑ ͕ ͑ ͒ ͑ ͒ ͑ ͏ ͑ ͏ ͐ ͔ ͐ ͔ ͐ ͒ ͐ ͒ ͐ ͐ ͐ ͐ ͐ ͏ ͐ ͏ ͐ ͏ ͐ ͏ ͘ ͘ ͗ ͗ ͖ ͖ ͖ ͖ ͖ ͖ ͔ ͔ ͔ ͔ ͓ ͓ ͓ ͓ ͓ ͓ ͓ ͓ ͒ ͒ ͒ ͒ ͒ ͒ ͒ ͒ ͑ ͑ ͐ ͐ ͏ ͏ ͖ ͘ ͖ ͘ ͕ ͗ ͕ ͗ ͓ ͔ ͓ ͔ ͒ ͕ ͒ ͕ ͒ ͑ ͒ ͑ ͑ ͖ ͑ ͖ ͑ ͐ ͑ ͐ ͑ ͏ ͑ ͏ ͐ ͗ ͐ ͗ ͐ ͕ ͐ ͕ ͐ ͓ ͐ ͓ ͐ ͓ ͐ ͓ ͐ ͑ ͐ ͑ ͐ ͐ ͐ ͐ ͐ ͐ ͐ ͐ ͗ ͗ ͕ ͕ ͔ ͔ ͓ ͓ ͓ ͓ ͓ ͓ ͓ ͓ ͒ ͒ ͑ ͑ ͐ ͐ ͐ ͐ ͐ ͐ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͐ ͐ ͑ ͑ ͒ ͒ ͓ ͓ ͔ ͔ ͕ ͕ ͖ ͖ ͗ ͗ ͘ ͘ ͐ ͏ ͐ ͏ ͐ ͐ ͐ ͐ ͐ ͑ ͐ ͑ ͐ ͒ ͐ ͒ ͐ ͓ ͐ ͓ ͐ ͔ ͐ ͔ ͐ ͕ ͐ ͕ ͐ ͖ ͐ ͖ ͐ ͗ ͐ ͗ ͐ ͘ ͐ ͘ ͑ ͏ ͑ ͏ ͑ ͐ ͑ ͐ ͑ ͑ ͑ ͑ ͑ ͒ ͑ ͒ ͑ ͓ ͑ ͓ ͑ ͔ ͑ ͔ ͑ ͕ ͑ ͕ ͑ ͖ ͑ ͖ ͑ ͗ ͑ ͗ ͑ ͘ ͑ ͘ ͒ ͏ ͒ ͏ ͒ ͐ ͒ ͐ ͒ ͑ ͒ ͑ Median PFS, months (95% CI): Lonca - R : 5.22 (3.81, 6.60) R - GemOx : 5.13 (3.98, 7.85) Hazard Ratio (95% CI) : 1.07 (0.72, 1.57) Patients at risk: Patients at risk:

LOTIS - 5 Topline Results 27 Prespecified Analysis: Overall Survival by Age Lonca - R = loncastuximab tesirine - lpyl with rituximab; R - GemOx = rituximab + gemcitabine + oxaliplatin. Treated population, N=401; Data cut off: February 16, 2026. ‡ ϱ @( a i³ ͏ ϟ ͏ ͏ ϟ ͐ ͏ ϟ ͑ ͏ ϟ ͒ ͏ ϟ ͓ ͏ ϟ ͔ ͏ ϟ ͕ ͏ ϟ ͖ ͏ ϟ ͗ ͏ ϟ ͘ ͐ ϟ ͏ „ Ř ĺ æ Í æ Ė ī Ė ťƅ  ť ϙ Ř Ė Ŝ ħ ϙϡ [ i b   ϱ ‡ ͐ ͒ ͐ ͐ ͒ ͐ ͐ ͑ ͑ ͐ ͑ ͑ ͐ ͐ ͔ ͐ ͐ ͔ ͐ ͏ ͗ ͐ ͏ ͗ ͘ ͕ ͘ ͕ ͗ ͗ ͗ ͗ ͗ ͐ ͗ ͐ ͖ ͓ ͖ ͓ ͕ ͘ ͕ ͘ ͕ ͑ ͕ ͑ ͔ ͘ ͔ ͘ ͔ ͔ ͔ ͔ ͔ ͒ ͔ ͒ ͓ ͖ ͓ ͖ ͓ ͒ ͓ ͒ ͒ ͗ ͒ ͗ ͒ ͔ ͒ ͔ ͒ ͐ ͒ ͐ ͑ ͗ ͑ ͗ ͑ ͑ ͑ ͑ ͑ ͑ ͑ ͑ ͑ ͏ ͑ ͏ ͐ ͗ ͐ ͗ ͐ ͕ ͐ ͕ ͐ ͕ ͐ ͕ ͐ ͒ ͐ ͒ ͐ ͐ ͐ ͐ ͐ ͏ ͐ ͏ ͐ ͏ ͐ ͏ “ Ė ı ôϙ ϼ ı ĺ Ĳ ť ē Ŝ Ͻ ͘ ͘ ͘ ͘ ͗ ͗ ͔ ͔ ͔ ͔ ͔ ͔ ͔ ͔ ͔ ͔ ͔ ͔ ͔ ͔ ͔ ͔ ͔ ͔ ͔ ͔ ͒ ͒ ͑ ͑ ͑ ͑ ͑ ͑ ͑ ͑ ͏ ͏ ͐ ͑ ͒ ͐ ͑ ͒ ͐ ͑ ͐ ͐ ͑ ͐ ͐ ͐ ͐ ͐ ͐ ͐ ͐ ͏ ͒ ͐ ͏ ͒ ͘ ͘ ͘ ͘ ͘ ͐ ͘ ͐ ͗ ͖ ͗ ͖ ͗ ͕ ͗ ͕ ͗ ͓ ͗ ͓ ͗ ͐ ͗ ͐ ͖ ͓ ͖ ͓ ͕ ͖ ͕ ͖ ͕ ͔ ͕ ͔ ͔ ͖ ͔ ͖ ͔ ͐ ͔ ͐ ͓ ͘ ͓ ͘ ͓ ͖ ͓ ͖ ͓ ͕ ͓ ͕ ͓ ͕ ͓ ͕ ͓ ͓ ͓ ͓ ͒ ͗ ͒ ͗ ͒ ͖ ͒ ͖ ͒ ͒ ͒ ͒ ͑ ͘ ͑ ͘ ͑ ͓ ͑ ͓ ͑ ͑ ͑ ͑ ͐ ͘ ͐ ͘ ͐ ͘ ͐ ͘ ͐ ͗ ͐ ͗ ͐ ͖ ͐ ͖ ͐ ͔ ͐ ͔ ͐ ͔ ͐ ͔ ͐ ͓ ͐ ͓ ͐ ͏ ͐ ͏ ͗ ͗ ͕ ͕ ͔ ͔ ͓ ͓ ͓ ͓ ͒ ͒ ͒ ͒ ͒ ͒ ͒ ͒ ͐ ͐ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͐ ͐ ͑ ͑ ͒ ͒ ͓ ͓ ͔ ͔ ͕ ͕ ͖ ͖ ͗ ͗ ͘ ͘ ͐ ͏ ͐ ͏ ͐ ͐ ͐ ͐ ͐ ͑ ͐ ͑ ͐ ͒ ͐ ͒ ͐ ͓ ͐ ͓ ͐ ͔ ͐ ͔ ͐ ͕ ͐ ͕ ͐ ͖ ͐ ͖ ͐ ͗ ͐ ͗ ͐ ͘ ͐ ͘ ͑ ͏ ͑ ͏ ͑ ͐ ͑ ͐ ͑ ͑ ͑ ͑ ͑ ͒ ͑ ͒ ͑ ͓ ͑ ͓ ͑ ͔ ͑ ͔ ͑ ͕ ͑ ͕ ͑ ͖ ͑ ͖ ͑ ͗ ͑ ͗ ͑ ͘ ͑ ͘ ͒ ͏ ͒ ͏ ͒ ͐ ͒ ͐ ͒ ͑ ͒ ͑ ͒ ͒ ͒ ͒ ͒ ͓ ͒ ͓ ͒ ͔ ͒ ͔ ͒ ͕ ͒ ͕ ͒ ͖ ͒ ͖ ͒ ͗ ͒ ͗ ͒ ͘ ͒ ͘ ͓ ͏ ͓ ͏ ͓ ͐ ͓ ͐ ͓ ͑ ͓ ͑ ͓ ͒ ͓ ͒ ͓ ͓ ͓ ͓ ͓ ͔ ͓ ͔ ͓ ͕ ͓ ͕ ͓ ͖ ͓ ͖ Lonca - R : R - GemOx : Censored : < 75 years old Median OS, months (95% CI): Lonca - R : 13.47 (10.78, 23.03) R - GemOx : 10.97 (8.21, 14.26) Hazard Ratio (95% CI) : 0.72 (0.52, 1.01) ≥ 75 years old ͏ ͏ ͐ ͐ ͑ ͑ ͒ ͒ ͓ ͓ ͔ ͔ ͕ ͕ ͖ ͖ ͗ ͗ ͘ ͘ ͐ ͏ ͐ ͏ ͐ ͐ ͐ ͐ ͐ ͑ ͐ ͑ ͐ ͒ ͐ ͒ ͐ ͓ ͐ ͓ ͐ ͔ ͐ ͔ ͐ ͕ ͐ ͕ ͐ ͖ ͐ ͖ ͐ ͗ ͐ ͗ ͐ ͘ ͐ ͘ ͑ ͏ ͑ ͏ ͑ ͐ ͑ ͐ ͑ ͑ ͑ ͑ ͑ ͒ ͑ ͒ ͑ ͓ ͑ ͓ ͑ ͔ ͑ ͔ ͑ ͕ ͑ ͕ ͑ ͖ ͑ ͖ ͑ ͘ ͑ ͘ ͒ ͒ ͏ ͏ ͒ ͐ ͒ ͐ ͒ ͑ ͒ ͑ ͒ ͒ ͒ ͒ ͒ ͓ ͒ ͓ ͒ ͔ ͒ ͔ ͒ ͕ ͒ ͕ ͒ ͖ ͒ ͖ ͒ ͗ ͒ ͗ ͒ ͘ ͒ ͘ ͓ ͏ ͓ ͏ ͓ ͐ ͓ ͐ ͓ ͑ ͓ ͑ ͓ ͒ ͓ ͒ ͓ ͓ ͓ ͓ ͓ ͔ ͓ ͔ ͓ ͕ ͓ ͕ ͑ ͗ ͏ ϟ ͏ ͏ ϟ ͐ ͏ ϟ ͑ ͏ ϟ ͒ ͏ ϟ ͓ ͏ ϟ ͔ ͏ ϟ ͕ ͏ ϟ ͖ ͏ ϟ ͗ ͏ ϟ ͘ ͐ ϟ ͏ „ Ř ĺ æ Í æ Ė ī Ė ťƅ  ť ϙ Ř Ė Ŝ ħ ϙϡ [ ib   ϱ ‡ ‡ ϱ @( a i³ ͗ ͖ ͗ ͖ ͗ ͖ ͗ ͖ ͗ ͓ ͗ ͓ ͗ ͐ ͗ ͐ ͖ ͐ ͖ ͐ ͕ ͖ ͕ ͖ ͔ ͘ ͔ ͘ ͔ ͑ ͔ ͑ ͓ ͗ ͓ ͗ ͓ ͓ ͓ ͓ ͓ ͏ ͓ ͏ ͒ ͗ ͒ ͗ ͒ ͓ ͒ ͓ ͑ ͘ ͑ ͘ ͑ ͗ ͑ ͗ ͑ ͖ ͑ ͖ ͑ ͓ ͑ ͓ ͑ ͓ ͑ ͓ ͑ ͒ ͑ ͒ ͑ ͑ ͑ ͑ ͐ ͗ ͐ ͗ ͐ ͕ ͐ ͕ ͐ ͔ ͐ ͔ ͐ ͓ ͐ ͓ ͐ ͑ ͐ ͑ ͐ ͐ ͐ ͐ ͘ ͘ ͘ ͘ ͗ ͗ ͖ ͖ ͖ ͖ ͔ ͔ ͓ ͓ ͒ ͒ ͒ ͒ ͐ ͐ ͐ ͐ ͐ ͐ ͐ ͐ ͐ ͐ ͐ ͐ ͐ ͐ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͏ ͖ ͘ ͖ ͘ ͖ ͔ ͖ ͔ ͕ ͘ ͕ ͘ ͕ ͑ ͕ ͑ ͔ ͘ ͔ ͘ ͔ ͓ ͔ ͓ ͓ ͗ ͓ ͗ ͓ ͗ ͓ ͗ ͓ ͖ ͓ ͖ ͓ ͓ ͓ ͓ ͓ ͑ ͓ ͑ ͓ ͏ ͓ ͏ ͒ ͘ ͒ ͘ ͒ ͕ ͒ ͕ ͒ ͒ ͒ ͒ ͒ ͏ ͒ ͏ ͑ ͘ ͑ ͘ ͑ ͔ ͑ ͔ ͑ ͔ ͑ ͔ ͑ ͓ ͑ ͓ ͑ ͑ ͑ ͑ ͑ ͑ ͑ ͑ ͐ ͘ ͐ ͘ ͐ ͗ ͐ ͗ ͐ ͕ ͐ ͕ ͐ ͔ ͐ ͔ ͐ ͔ ͐ ͔ ͐ ͒ ͐ ͒ ͐ ͒ ͐ ͒ ͐ ͒ ͐ ͒ ͐ ͐ ͐ ͐ ͐ ͏ ͐ ͏ ͐ ͏ ͐ ͏ ͘ ͘ ͘ ͘ ͘ ͘ ͗ ͗ ͕ ͕ ͔ ͔ ͓ ͓ ͒ ͒ ͒ ͒ ͐ ͐ ͐ ͐ ͐ ͐ ͐ ͐ ͏ ͏ “ Ė ı ôϙ ϼ ı ĺ Ĳ ť ē Ŝ Ͻ Median OS, months (95% CI): Lonca - R : 9.86 (7.16, 12.29) R - GemOx : 13.90 (8.97, NE) Hazard Ratio (95% CI) : 1.38 (0.93, 2.06) Patients at risk: Patients at risk:

Treatment Emergent Adverse Events Leading to Any Study Drug Withdrawal LOTIS - 5 Topline Results 28 >2% in Either Treatment Arm by Group Term or Preferred Term *Group Term is based on either System Organ Class (SOC) or AEs of Special Interest (AESI) category TEAE reporting window defined as 105 days after the last dose of study treatment or start of new anticancer therapy, whicheve r i s earlier. Treated population, N=401; Data cut off: February 16, 2026. R - GemOx (N=197) n (%) Lonca - R (N=204) n (%) Grouped Term* / Preferred Term 18 (9.1%) 52 (25.5%) Patients with TEAE leading to any study drug withdrawal 4 (2.0%) 14 (6.9%) Infections and infestations (SOC) 0 9 (4.4%) Pneumonia 2 (1.0%) 10 (4.9%) Oedema and Effusions (AESI) 2 (1.0%) 9 (4.4%) Pleural Effusions 0 4 (2.0%) Pericardial Effusions 0 7 (3.4%) Hepatoxicity (AESI) 0 4 (2.0%) Gamma - glutamyltransferase increased 5 (2.5%) 5 (2.5%) Blood and lymphatic system disorders (SOC) 3 (1.5%) 5 (2.5%) Thrombocytopenia

LOTIS - 5 Topline Results 29 >2% in Either Treatment Arm by Group Term or Preferred Term Serious Treatment Emergent Adverse Events *Group Term is based on either System Organ Class (SOC) or AEs of Special Interest (AESI) category Serious Adverse Event (SAE): An AE resulting in death, life - threatening condition, hospitalization or its prolongation, persiste nt or significant disability, congenital anomaly/birth defect, or a medically significant event that may jeopardize the patient or require intervention to prevent the se outcomes. TEAE reporting window defined as 105 days after the last dose of study treatment or start of new anticancer therapy, whicheve r i s earlier. Treated population, N=401; Data cut off: February 16, 2026. R - GemOx (N=197) n (%) Lonca - R (N=204) n (%) Group Term* / Preferred Term 68 (34.5% ) 100 (49.0%) Patients with any serious TEAE 29 (14.7%) 48 (23.5%) Infections and infestations (SOC) 11 (5.6% ) 26 (12.7% ) Pneumonia 1 (0.5% ) 7 (3.4% ) COVID - 19 1(0.5%) 20 (9.8%) Oedema and Effusions (AESI) 1(0.5% ) 16 (7.8% ) Pleural Effusions 19 (9.6%) 15 (7.4%) Blood and lymphatic system disorders (SOC) 4 (2.0% ) 5 (2.5% ) Febrile neutropenia 9 (4.6% ) 4 (2.0% ) Thrombocytopenia